UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2014

EPIQ SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Missouri	001-36633	48-1056429
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

501 Kansas Avenue
Kansas City, Kansas	66105
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (913) 621-9500

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 3, 2014, Epiq Systems, Inc. issued a press release.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

99.1                        Press Release, dated October 3, 2014, issued by Epiq Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2014

EPIQ SYSTEMS, INC.

	By:	/s/ Tom W. Olofson

Name: Tom W. Olofson
Title: Chairman of the Board, Chief Executive Officer and
Director

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 3, 2014, issued by Epiq Systems, Inc.